Exhibit 99.2

Agreement to Furnish Schedules

Securities and Exchange Commission

Remy International, Inc., as a registrant under the Registration Statement on Form S-4 (Registration No. 333-116858), does hereby covenant and agree to deliver to the Securities and Exchange Commission upon request thereby any and all schedules to the Exhibits to the Asset Purchase Agreement among Caterpillar Inc., Caterpillar Reman Acquisition LLC, Franklin Power Products, Inc., International Fuel Systems, Inc. and Remy International, Inc. A list of each schedule is set forth, in the Asset Purchase Agreement included as Exhibit 10.1 on this Form 8-K.

Remy International, Inc.

By:	/s/ John H. Weber
	Name:	John H. Weber
	Title:	President and Chief Executive Officer